LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 4, 2009 TO THE

PROSPECTUS DATED APRIL 30, 2009 OF

LEGG MASON PARTNERS SHORT-TERM BOND FUND

The following text replaces the section of the Prospectus entitled “Management: Portfolio managers”:

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been portfolio managers of the fund since March 2006. Ms. Mack and Mr. Buchanan have been portfolio managers of the fund since August 2007. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh and Ms. Mack are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to that time, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President and Portfolio Manager with Janus Capital Management in 2003.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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